                                                                    EXHIBIT 99.6

CASE NAME:     DCM DELAWARE, INC.                                  ACCRUAL BASIS

CASE NUMBER:   401-40787-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001
                                      ------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                   TREASURER
---------------------------------------       ----------------------------------
Original Signature of Responsible Party                    Title

WILFORD W. SIMPSON                                     OCTOBER 29, 2001
---------------------------------------       ----------------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------       ----------------------------------
Original Signature of Preparer                             Title

DENNIS S. FAULKNER                                     OCTOBER 29, 2001
---------------------------------------       ----------------------------------
Printed Name of Preparer                                    Date

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:    401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED             MONTH             MONTH                MONTH
ASSETS                                                      AMOUNT               JUL-01           AUGUST-01             SEP-01
------                                                     ---------             ------           ---------             ------
1.      Unrestricted Cash
2.      Restricted Cash
3.      Total Cash                                                 0                  0                   0                  0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)
9.      Total Current Assets                                       0                  0                   0                  0
10.     Property, Plant & Equipment
11.     Less: Accumulated Depreciation/Depletion
12.     Net Property, Plant & Equipment                            0                  0                   0                  0
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)           0                  0                   0                  0
15.     Other (Attach List)                                        0                  0                   0                  0
16.     Total Assets                                               0                  0                   0                  0

POST PETITION LIABILITIES

17.     Accounts Payable                                                            393                 393                393
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)
23.     Total Post Petition Liabilities                                             393                 393                393

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                           75,885,064         15,071,491          14,930,296         15,365,448
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                              128,928,814        128,929,339         128,929,529        128,929,624
28.     Total Pre Petition Liabilities                   204,813,878        144,000,830         143,859,825        144,295,072
29.     Total Liabilities                                204,813,878        144,001,223         143,860,218        144,295,465

EQUITY

30.     Pre Petition Owners' Equity                                        (204,813,878)       (204,813,878)      (204,813,878)
31.     Post Petition Cumulative Profit Or (Loss)                                  (815)             (1,005)            (1,100)
32.     Direct Charges To Equity (FOOTNOTE)                                  60,813,470          60,954,665         60,519,513
33.     Total Equity                                                       (144,001,223)       (143,860,218)      (144,295,465)
34.     Total Liabilities and Equity                                                  0                   0                  0


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



CASE NAME:     DCM DELAWARE, INC.                          SUPPLEMENT TO

CASE NUMBER:   401-40787-BJH-11                          ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                              SCHEDULED         MONTH              MONTH           MONTH
ASSETS                                                         AMOUNT           JUL-01           AUGUST-01         SEP-01
------                                                       -----------      -----------       -----------      -----------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                           0                0                 0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14                      0                0                 0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                          0                0                 0                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                  0                 0                0

PRE PETITION LIABILITIES

A.     Interco. Payables (FOOTNOTE)                              428,814          429,339           429,529          429,624
B.     10 3/8% Senior Sub. Notes                             105,000,000      105,000,000       105,000,000      105,000,000
C.     Sr. Sub Exchangeable Notes                             23,500,000       23,500,000        23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                       128,928,814      128,929,339       128,929,529      128,929,624

CASE NAME:     DCM DELAWARE, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:   401-40787-BJH-11

INCOME STATEMENT

                                                          MONTH              MONTH              MONTH             QUARTER
 REVENUES                                                 JUL-01           AUGUST-01            SEP-01             TOTAL
 --------                                                 -------          ---------            ------            -------
 1.   Gross Revenues                                                                                                     0
 2.   Less: Returns & Discounts                                                                                          0
 3.   Net Revenue                                               0                  0                  0                  0

 COST OF GOODS SOLD

 4.   Material                                                                                                           0
 5.   Direct Labor                                                                                                       0
 6.   Direct Overhead                                                                                                    0
 7.   Total Cost Of Goods Sold                                  0                  0                  0                  0
 8.   Gross Profit                                              0                  0                  0                  0

 OPERATING EXPENSES

 9.   Officer / Insider Compensation                                                                                     0
 10.  Selling & Marketing                                                                                                0
 11.  General & Administrative                                                                                           0
 12.  Rent & Lease                                                               190                 95                285
 13.  Other (Attach List)                                                                                                0
 14.  Total Operating Expenses                                  0                190                 95                285
 15.  Income Before Non-Operating
      Income & Expense                                          0               (190)               (95)              (285)

 OTHER INCOME & EXPENSES

 16.  Non-Operating Income (Att List)                                                                                    0
 17.  Non-Operating Expense (Att List)                                                                                   0
 18.  Interest Expense                                                                                                   0
 19.  Depreciation / Depletion                                                                                           0
 20.  Amortization                                                                                                       0
 21.  Other (Attach List)                                                                                                0
 22.  Net Other Income & Expenses                               0                  0                  0                  0

 REORGANIZATION EXPENSES

 23.  Professional Fees                                                                                                  0
 24.  U.S. Trustee Fees                                                                                                  0
 25.  Other (Attach List)                                                                                                0
 26.  Total Reorganization Expenses                             0                  0                  0                  0
 27.  Income Tax                                                                                                         0
 28.  Net Profit (Loss)                                         0               (190)               (95)              (285)

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

CASE NAME:     DCM DELAWARE, INC.                             ACCRUAL BASIS - 3

CASE NUMBER:   401-40787-BJH-11

CASH RECEIPTS AND                                        MONTH               MONTH                MONTH                QUARTER
DISBURSEMENTS                                            JUL-01            AUGUST-01              SEP-01                TOTAL
-----------------                                        ------            ---------              ------               -------

1.   Cash - Beginning Of Month                                                                                               0

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                                              0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                                            0
4.   Post Petition                                                                                                           0
5.   Total Operating Receipts                                 0                    0                   0                     0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                                          0
7.   Sale of Assets                                                                                                          0
8.   Other (Attach List)                                                                                                     0
9.   Total Non-Operating Receipts                             0                    0                   0                     0
10.  Total Receipts                                           0                    0                   0                     0
11.  Total Cash Available                                     0                    0                   0                     0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                                             0
13.  Payroll Taxes Paid                                                                                                      0
14.  Sales, Use & Other Taxes Paid                                                                                           0
15.  Secured / Rental / Leases                                                                                               0
16.  Utilities                                                                                                               0
17.  Insurance                                                                                                               0
18.  Inventory Purchases                                                                                                     0
19.  Vehicle Expenses                                                                                                        0
20.  Travel                                                                                                                  0
21.  Entertainment                                                                                                           0
22.  Repairs & Maintenance                                                                                                   0
23.  Supplies                                                                                                                0
24.  Advertising                                                                                                             0
25.  Other (Attach List)                                                                                                     0
26.  Total Operating Disbursements                            0                    0                   0                     0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                                       0
28.  U.S. Trustee Fees                                                                                                       0
29.  Other (Attach List)                                                                                                     0
30.  Total Reorganization Expenses                            0                    0                   0                     0
31.  Total Disbursements                                      0                    0                   0                     0
32.  Net Cash Flow                                            0                    0                   0                     0
33.  Cash - End of Month                                      0                    0                   0                     0

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


CASE NAME:     DCM DELAWARE, INC.                             ACCRUAL BASIS - 4

CASE NUMBER:   401-40787-BJH-11

                                              SCHEDULED               MONTH              MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                      AMOUNT                 JUL-01           AUGUST-01          SEP-01
-------------------------                     ---------               ------           ---------          ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                          0                   0                   0               0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                          0                   0                   0               0



AGING OF POST PETITION                               MONTH:     SEPTEMBER-01
TAXES AND PAYABLES                                          -------------------

                               0 - 30          31 - 60                61 - 90           91 +
TAXES PAYABLE                   DAYS             DAYS                   DAYS            DAYS              TOTAL
-------------                  ------          -------                -------          -------            -----
1.  Federal                                                                                                   0
2.  State                                                                                                     0
3.  Local                                                                                                     0
4.  Other (Attach List)                                                                                       0
5.  Total Taxes Payable             0                0                      0                0                0
6.  Accounts Payable                0                0                    393                0              393




STATUS OF POST PETITION TAXES                       MONTH:     SEPTEMBER-01
                                                            -------------------

                                   BEGINNING TAX            AMOUNT WITHHELD                                     ENDING TAX
FEDERAL                              LIABILITY*             AND/OR ACCRUED             (AMOUNT PAID)            LIABILITY
-------                            -------------            ---------------            -------------          -------------
1.  Withholding **                                                                                                        0
2.  FICA - Employee **                                                                                                    0
3.  FICA - Employer **                                                                                                    0
4.  Unemployment                                                                                                          0
5.  Income                                                                                                                0
6.  Other (Attach List)                                                                                                   0
7.  Total Federal Taxes                        0                          0                        0                      0

STATE AND LOCAL

8.  Withholding                                                                                                           0
9.  Sales                                                                                                                 0
10. Excise                                                                                                                0
11. Unemployment                                                                                                          0
12. Real Property                                                                                                         0
13. Personal Property                                                                                                     0
14. Other (Attach List)                                                                                                   0
15. Total State And Local                      0                          0                         0                     0
16. Total Taxes                                0                          0                         0                     0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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

CASE NAME:     DCM DELAWARE, INC.                             ACCRUAL BASIS - 5

CASE NUMBER:   401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH:     SEPTEMBER-01
                                                            ------------------

 BANK RECONCILIATIONS                             Account # 1          Account # 2
 --------------------                             -----------          -----------
 A.   BANK:                                                                                  Other Accounts
 B.   ACCOUNT NUMBER:                                                                         (Attach List)          TOTAL
 C.   PURPOSE (TYPE):
 1.   Balance Per Bank Statement                                                                                         0
 2.   Add: Total Deposits Not Credited                                                                                   0
 3.   Subtract: Outstanding Checks                                                                                       0
 4.   Other Reconciling Items                                                                                            0
 5.   Month End Balance Per Books                          0                      0                                      0
 6.   Number of Last Check Written


 INVESTMENT ACCOUNTS

                                                DATE OF             TYPE OF
 BANK, ACCOUNT NAME & NUMBER                    PURCHASE           INSTRUMENT             PURCHASE PRICE           CURRENT VALUE
 ---------------------------                    --------           ----------             --------------           -------------

 7.
 8.
 9.
 10.  (Attach List)
 11.  Total Investments                                                                                0                       0

 CASH

 12.  Currency On Hand                                                                                                         0
 13.  Total Cash - End of Month                                                                                                0

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


CASE NAME:     DCM DELAWARE, INC.                             ACCRUAL BASIS - 6

CASE NUMBER:   401-40787-BJH-11

                                                     MONTH:     SEPTEMBER-01
                                                             ------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF              AMOUNT              TOTAL PAID
                  NAME                       PAYMENT               PAID                 TO DATE
                  ----                       -------              ------              ----------
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To Insiders                                          0                       0

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                                     TOTAL
                                        AUTHORIZING             AMOUNT          AMOUNT         TOTAL PAID             INCURRED
                 NAME                     PAYMENT              APPROVED          PAID            TO DATE              & UNPAID*
                 ----                   -----------            --------         ------         ----------             ---------
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To
   Professionals                                                      0              0                  0                     0

*     Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                               SCHEDULED            AMOUNTS          TOTAL
                                MONTHLY              PAID            UNPAID
                                PAYMENTS             DURING           POST
 NAME OF CREDITOR                 DUE                MONTH          PETITION
 ----------------              ---------            -------        ----------
1. Bank of America                     0                  0        15,365,448
2.
3.
4.
5. (Attach List)
6. TOTAL                               0                  0        15,365,448

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

CASE NAME:     DCM DELAWARE, INC.                             ACCRUAL BASIS - 7

CASE NUMBER:   401-40787-BJH-11

                                                     MONTH:     SEPTEMBER-01
                                                             ------------------

QUESTIONNAIRE

                                                                                          YES      NO
                                                                                          ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                            X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                               X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                        X

5.   Have any Post Petition Loans been received by the debtor from any party?                       X

6.   Are any Post Petition Payroll Taxes past due?                                                  X

7.   Are any Post Petition State or Federal Income Taxes past due?                                  X

8.   Are any Post Petition Real Estate Taxes past due?                                              X

9.   Are any other Post Petition Taxes past due?                                                    X

10.  Are any amounts owed to Post Petition creditors delinquent?                                    X

11.  Have any Pre Petition Taxes been paid during the reporting period?                             X

12.  Are any wage payments past due?                                                                X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                          YES      NO
                                                                                          ---      --
1.   Are Worker's Compensation, General Liability and other necessary
     insurance coverages in effect?                                                        X

2.   Are all premium payments paid current?                                                X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

   TYPE OF POLICY                 CARRIER                     PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
   --------------                 -------                     --------------             --------------------------
General Liability              Liberty Mutual                 9/1/00-3/1/02              Semi-Annual        $64,657

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


CASE NAME:     DCM DELAWARE, INC.                    FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40787-BJH-11                         ACCRUAL BASIS

                                                     MONTH:   SEPTEMBER-01
                                                            -----------------

ACCRUAL
BASIS
FORM
NUMBER             LINE NUMBER          FOOTNOTE/EXPLANATION
-------            -----------          --------------------

   1                    24              The direct charges to equity are due to
   1                    32              the secured debt reductions pursuant to
                                        sales of Kevco Manufacturing, L.P.'s
                                        operating divisions, the sale of the
                                        South Region of Kevco Distribution, as
                                        well as direct cash payments. The
                                        secured debt owed to Bank of America by
                                        Kevco, Inc. (Case No. 401-40783-BJH-11)
                                        has been guaranteed by all of its
                                        co-debtors (See Footnote 1,27A);
                                        therefore, the secured debt is reflected
                                        as a liability on all of the Kevco
                                        entities. The charge to equity is simply
                                        an adjustment to the balance sheet.

   1                    24              In September, Liberty Mutual, Debtor's
                                        Workman's Compensation carrier, drew
                                        $300,000 on a letter of credit issued
                                        during 2000 as reflected on the
                                        financial statements of Kevco
                                        Management, Inc.

   1                    27A             Intercompany payables are to co-debtors
                                        Kevco Management Co. (Case No.
                                        401-40788-BJH-11), Kevco Distribution,
                                        LP (Case No. 401-40789-BJH-11), Kevco
                                        Manufacturing, LP (Case No.
                                        401-40784-BJH-11), Kevco Holding, Inc.
                                        (Case No. 401-40785-BJH-11), Kevco, Inc.
                                        (Case No. 401-40783-BJH-11), Kevco GP,
                                        Inc. (Case No. 401-40786-BJH-11), and
                                        Kevco Components, Inc. (Case No.
                                        401-40790-BJH-11).